LIMITED POWER OF ATTORNEY
FOR
CIRCOR INTERNATIONAL, INC.
SECTION 16(a) FILINGS


	Know all by those present, that the undersigned hereby constitutes and appoints each of Alan J. Glass and John F. Kober
III signing singly, the undersigneds true and lawful attorney-in-fact to

(1) execute for and on behalf of the undersigned, in the undersigneds capacity as an officer, director and/or stockholder of CIRCOR International, Inc. (the Company), Forms 3, 4, and 5 and
 amendments thereto
in accordance with Section 16(a) of the Securities Exchange
Act of
1934 and the rules thereunder(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such
 Form 3, 4, or 5 or amendment thereto and timely file such form with the United
States Securities and Exchange Commission (the SEC) and any stock exchange or similar authority and
(3) take any other action of any type whatsoever which, in the opinion of such attorney-in-fact, may be necessary or desirable in connection with
the foregoing authority, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve.

       The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the
 exercise
of any of the rights and powers herein granted, as fully to all intentsand purposes as the
undersigned might or could do if personally present, with full power of
substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-facts substitute or substitutes, shall
lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigneds responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934.

       This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigneds holdings of and transactions in securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact. This Power of Attorney may be filed with the SEC as a confirming statement of the authority granted herein.

    IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of June, 2015.

/s/ Andrew Farnsworth

Andrew Clyde Farnsworth